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                      The Advisors' Inner Circle Fund III


                                 [LOGO OMITTED]


                    Rothschild Larch Lane Alternatives Fund
                          Investor Class Shares: RLLBX
                       Institutional Class Shares: RLLIX


                       Summary Prospectus | March 1, 2016






Before you invest, you may want to review the Fund's complete prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund online at http://www.rothschild.com/RLLFunds/availabledocuments/. You can also get this information at no cost by calling 1-844-755-3863, by sending an e-mail request to inquiries@rllfunds.com, or by asking any financial intermediary that offers shares of the Fund. The Fund's prospectus and statement of additional information, both dated March 1, 2016, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.


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

INVESTMENT OBJECTIVE
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The Rothschild Larch Lane Alternatives Fund (the "Fund") seeks to generate consistent returns relative to risk and maintain low correlation to equity and bond markets.

FUND FEES AND EXPENSES
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This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

                                                     INVESTOR         INSTITUTIONAL
                                                  CLASS SHARES        CLASS SHARES
                                                  ------------        -------------
Management Fees                                            1.75%              1.75%
Distribution (12b-1) Fees                                  0.25%               None
Other Expenses                                             1.82%              1.74%
  Dividend and Interest Expenses on
    Securities Sold Short                         0.37%              0.37%
  Shareholder Servicing Fees                      0.10%              None
  Other Operating Expenses                        1.35%              1.37%
Acquired Fund Fees and Expenses                            0.10%              0.10%
                                                           -----              -----
Total Annual Fund Operating Expenses(1)                    3.92%              3.59%
Less Fee Reductions and/or Expense
  Reimbursements                                          (0.60)%            (0.62)%
                                                           -----              -----
Total Annual Fund Operating Expenses after Fee
  Reductions and/or Expense Reimbursements(1,2)            3.32%              2.97%

(1)  THE TOTAL ANNUAL FUND OPERATING EXPENSES IN THIS FEE TABLE, BOTH BEFORE
     AND AFTER FEE REDUCTIONS AND/OR EXPENSE REIMBURSEMENTS, DO NOT CORRELATE TO THE EXPENSE RATIO IN THE FUND'S FINANCIAL HIGHLIGHTS BECAUSE THE FINANCIAL HIGHLIGHTS INCLUDE ONLY THE DIRECT OPERATING EXPENSES INCURRED BY THE FUND, AND EXCLUDE ACQUIRED FUND FEES AND EXPENSES.

(2) ROTHSCHILD LARCH LANE MANAGEMENT COMPANY LLC (THE "ADVISER") HAS CONTRACTUALLY AGREED TO REDUCE FEES AND REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO KEEP TOTAL ANNUAL FUND OPERATING EXPENSES AFTER FEE REDUCTIONS AND/OR EXPENSE REIMBURSEMENTS (EXCLUDING ANY CLASS-SPECIFIC EXPENSES, DIVIDEND AND INTEREST EXPENSES ON SECURITIES SOLD SHORT, INTEREST, TAXES, BROKERAGE COMMISSIONS, ACQUIRED FUND FEES AND EXPENSES, AND NON-ROUTINE EXPENSES) FROM EXCEEDING 2.50% WITH RESPECT TO INVESTOR CLASS SHARES AND INSTITUTIONAL CLASS SHARES OF THE FUND'S AVERAGE DAILY NET ASSETS UNTIL FEBRUARY 28, 2017 (THE "EXPENSE LIMITATION"). THE ADVISER MAY RECOVER ALL OR A PORTION OF ITS FEE REDUCTIONS OR EXPENSE REIMBURSEMENTS WITHIN A THREE-YEAR PERIOD FROM THE YEAR IN WHICH IT REDUCED ITS FEE OR REIMBURSED EXPENSES IF THE FUND'S TOTAL ANNUAL FUND OPERATING EXPENSES ARE BELOW THE EXPENSE LIMITATION. THIS AGREEMENT MAY BE TERMINATED: (I) BY THE BOARD OF TRUSTEES (THE "BOARD") OF THE ADVISORS' INNER CIRCLE FUND III (THE "TRUST") FOR ANY REASON AT ANY TIME, OR (II) BY THE ADVISER, UPON NINETY (90) DAYS' PRIOR WRITTEN NOTICE TO THE TRUST, EFFECTIVE AS OF THE CLOSE OF BUSINESS ON FEBRUARY 28, 2017.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                ------   -------   -------   --------
Investor Class Shares            $335     $1,141    $1,964    $4,101
Institutional Class Shares       $300     $1,043    $1,807    $3,813

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was 603% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

In pursuing the Fund's investment objective, the Adviser employs a "multi-manager" approach, whereby it selects sub-advisers (the "Sub-Advisers") that use a variety of alternative investment strategies to manage the Fund's assets and allocates the Fund's assets among those Sub-Advisers. When allocating assets among Sub-Advisers, the Adviser generally uses a proprietary "risk budgeting" process that assigns a risk allocation to each Sub-Adviser based on, among other things, the volatilities and price relationships of each Sub-Adviser's holdings relative to other Sub-Advisers. The Adviser may reallocate Fund assets when a Sub-Adviser's risk allocation varies from its target. The main strategies that may be employed by the Sub-Advisers include:

     o GLOBAL MACRO: Global macro strategies may be long, short or neutral and seek to profit from movements in broad asset classes. Global macro strategies may utilize a fundamental approach

          (i.e., base investment decisions on an assessment of the valuation factors that drive asset class pricing), a "CTA" or technical approach (i.e., base investment decisions on a statistical analysis of past price and volume patterns), or a combination of both. The asset class universe traded for such strategies is typically within highly liquid and marketable securities.

     o RELATIVE VALUE: Relative value strategies seek to profit from price differences between related assets. These strategies may have limited market exposure, or may be market neutral with respect to overall positioning. Relative value strategies may utilize a fundamental approach (i.e., based upon a qualitative assessment of value between assets or securities) or a quantitative approach (often called "statistical arbitrage" with respect to computer-driven equity market neutral strategies).

     o EQUITY TRADING: Equity-based strategies encompass a wide range of investment programs, and may include long-biased (strategies that are expected to have a consistent level of long market exposure over time), long/short (strategies that seek to profit from both increases and decreases in security prices), event driven (strategies which seek to take advantage of corporate events such as mergers, restructurings, spin-offs and others), sector-specialist (strategies which specialize in certain market sectors such as technology, financials, biotech, and others), and other strategies which seek to trade price discrepancies in stocks based upon their perceived value based on fundamental, technical, or other factors. Strategies may trade stocks globally, including within the emerging markets.

     o TACTICAL TRADING: Tactical trading strategies seek to profit from trade opportunities that are not captured by the above categories. These strategies have market exposure that may vary among long, short and neutral (strategies that take long and short positions in order to hedge certain market risks). The investment approach is opportunistic and may utilize a variety of fundamental and quantitative inputs to make trading decisions, including the analysis of investor flows and behavior.

Pursuant to the Sub-Advisers' strategies, the Fund principally invests in common stocks of domestic and foreign issuers of any market capitalization, investment grade fixed income securities of any maturity or duration, futures contracts, foreign exchange futures, and commodity-linked derivatives. The Sub-Advisers may invest in derivatives to generate positive returns, for hedging or risk management purposes, to limit volatility and to provide exposure to an instrument without directly purchasing it. The Sub-Advisers also may engage in short sales. Additionally, the Adviser may directly invest up to 10% of the Fund's assets in unregistered (i.e., hedge) funds.

As of the date of this Prospectus, the Adviser allocates Fund assets to the following Sub-Advisers and corresponding investment strategies:

SUB-ADVISER                               INVESTMENT STRATEGY
--------------------------------------------------------------------------------
Ellington Management Group, L.L.C.        Relative Value (Statistical Arbitrage)
                                          Tactical Trading (Short-Term Futures)
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Karya Capital Management LP               Global Macro (Discretionary)
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Mizuho Alternative Investments, LLC       Global Macro (Systematic)
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Winton Capital US LLC                     Equity Trading (Long Biased)
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Due to its investment strategy, the Fund may buy and sell securities frequently.

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

ALLOCATION RISK -- The Adviser's judgment about, and allocations among, strategies and Sub-Advisers may adversely affect the Fund's performance.

COMMODITY-LINKED DERIVATIVES RISK -- Investments in commodity-linked derivatives may be more volatile and less liquid than direct investments in the underlying commodities themselves. Commodity-related derivative returns can also be affected by the issuer's financial structure or the performance of unrelated businesses. In addition, investments in commodity-linked derivatives may be subject to greater volatility than non-derivative based investments. A highly liquid secondary market may not exist for certain commodity-linked derivatives, and there can be no assurance that one will develop.

COMMON STOCK RISK -- The prices of common stock may fall over short or extended periods of time. Common stock generally is subordinate to preferred stock and debt upon the liquidation or bankruptcy of the issuing company.

CREDIT RISK -- The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

CURRENCY RISK -- As a result of the Fund's investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.

DERIVATIVES RISK -- The Fund's use of futures contracts for all purposes, including speculative purposes, is subject to market risk, leverage risk, correlation risk and liquidity risk. In addition, the Fund's use of derivatives for hedging purposes is subject to hedging risk. Market risk and leverage risk are described below. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance. Hedging risk is the risk that derivatives instruments used for hedging purposes may also limit any potential gain that may result from the increase in value of the hedged asset. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

FIXED INCOME MARKET RISK -- The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar.

FOREIGN EXPOSURE/EMERGING MARKETS RISK -- The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

LEVERAGE RISK -- The use of leverage can amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

MARKET RISK -- The risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably.

MULTI-MANAGER RISK -- The Adviser may be unable to identify and retain Sub-Advisers who achieve superior investment records relative to other similar investments or effectively allocate the Fund's assets among Sub-Advisers to enhance the return that would typically be expected of any one management style. While the Adviser monitors the investments of each Sub-Adviser and monitors the overall management of the Fund, each Sub-Adviser makes investment decisions for the assets it manages independently from one another. It is possible that the investment styles used by a Sub-Adviser in an asset class or investment strategy will not always be complementary to those used by others, which could adversely affect the performance of the Fund. A multi-manager fund may, under certain circumstances, incur trading costs that might not occur in a fund that is served by a single adviser.

PORTFOLIO TURNOVER RISK -- The Fund is subject to portfolio turnover risk since it may buy and sell investments frequently. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (in particular, short term gains) realized by the Fund. Shareholders may pay tax on such capital gains.

SHORT SALE RISK -- A short sale involves the sale of a security that the Fund does not own in the expectation of purchasing the same security (or a security exchangeable therefore) at a later date at a lower price. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. Investment in short sales may also cause the Fund to incur expenses related to borrowing securities. Reinvesting proceeds received from short selling may create leverage which can amplify the effects of market volatility on the Fund and, therefore, the Fund's share prices. Theoretically, uncovered short sales have the potential to expose the Fund to unlimited losses.

SMALL AND MEDIUM CAPITALIZATION COMPANY RISK -- The risk that small and medium capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over-the-counter or listed on an exchange.

TAX RISK -- The Fund will seek to restrict its income from direct investments in commodity-linked derivative instruments that do not generate qualifying income to a maximum of 10% of its gross income (when combined with its other investments that produce non-qualifying income) to comply with certain qualifying income tests necessary for the Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The tax treatment of certain commodity-linked derivative instruments may be affected by future regulatory or legislative changes that could affect the character, timing and/or amount of the Fund's taxable income or gains and distributions.

UNREGISTERED FUND RISK -- Unlike the Fund, unregistered funds are not subject to the investor protections provided under the Investment Company Act of 1940, as amended (the "1940 Act"). Accordingly, (i) the relationship between the unregistered fund and its adviser will not be regulated by the 1940 Act; (ii) unregistered funds are not required to have a majority of disinterested directors; (iii) unregistered funds are not subject to the various custody and safekeeping provisions under the 1940 Act designed to protect fund assets; and
(iv) unregistered funds are not subject to the various investment limitations under the 1940 Act. The Fund's performance is subject to the risks associated with the securities and other investments held by an unregistered fund in which the Fund may invest. The ability of the Fund to achieve its investment objective may depend upon the ability of an unregistered fund to achieve its investment objectives. When the Fund invests in an unregistered fund, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the unregistered fund's expenses.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and the performance table below illustrate the risks of an investment in the Fund by showing the Fund's Institutional Class Shares' performance for the past year and by showing how the Fund's average annual total returns for 1 year and since inception compare with those of a broad measure of market performance. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at www. RLLFunds.com or by calling the Fund at 1-844-RLL-FUND (1-844-755-3863).

                                    (2.78)%
                                     2015

                       BEST QUARTER        WORST QUARTER
                          7.93%               (7.17)%
                       (03/31/2015)        (06/30/2015)

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2015

This table compares the Fund's average annual total returns for the periods ended December 31, 2015 to those of an appropriate broad based index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs"). After-tax returns are shown for Institutional Class Shares only. After-tax returns for Investor Class Shares will vary.

Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.

                                                                 SINCE INCEPTION
ROTHSCHILD LARCH LANE ALTERNATIVES FUND                1 YEAR      (07/25/14)
--------------------------------------------------------------------------------
Fund Returns Before Taxes
--------------------------------------------------------------------------------
  Institutional Class Shares                           (2.78)%       1.24%
--------------------------------------------------------------------------------
  Investor Class Shares                                (2.98)%       0.97%
--------------------------------------------------------------------------------
Fund Returns After Taxes on Distributions
--------------------------------------------------------------------------------
  Institutional Class Shares                           (4.96)%      (0.34)%
--------------------------------------------------------------------------------
Fund Returns After Taxes on Distributions and
  Sale of Fund Shares
--------------------------------------------------------------------------------
  Institutional Class Shares                           (1.39)%       0.31%
--------------------------------------------------------------------------------
BofA Merrill Lynch US 3-Month Treasury Bill Index
  (reflects no deduction for fees, expenses,
  or taxes)                                             0.05%         0.04%
--------------------------------------------------------------------------------
HFRX Global Hedge Fund Index (reflects no deduction
  for fees, expenses, or taxes)                        (3.64)%      (4.03)%
--------------------------------------------------------------------------------
MSCI World TR Index (reflects no deduction for fees,
  expenses, or taxes)                                  (0.87)%      (1.65)%
--------------------------------------------------------------------------------

INVESTMENT ADVISER AND PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

ROTHSCHILD LARCH LANE MANAGEMENT COMPANY LLC
Ki Akrami, Investment Committee Member, has managed the Fund since its inception in 2014.

Nicolas de Croisset, Investment Committee Member, has managed the Fund since its inception in 2014.

Geoffrey B. Doyle, Investment Committee Member, has managed the Fund since its inception in 2014.

Mark A. Jurish, Investment Committee Member, has managed the Fund since its inception in 2014.

Charles Korchinski, Investment Committee Member, has managed the Fund since its inception in 2014.

Shakil Riaz, Investment Committee Member, has managed the Fund since 2015.

SUB-ADVISERS AND PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

ELLINGTON MANAGEMENT GROUP, L.L.C. ("ELLINGTON")
Rasheed Sabar, Managing Director, has managed the portion of the assets of the Fund allocated to Ellington since the Fund's inception in 2014.

KARYA CAPITAL MANAGEMENT LP ("KARYA")
Dr. Rajiv Sobti, Managing Partner and Chief Investment Officer, has managed the portion of the assets of the Fund allocated to Karya since the Fund's inception in 2014.

MIZUHO ALTERNATIVE INVESTMENTS, LLC ("MAI")
Kazuhiro Shimbo, Chief Investment Officer, has managed the portion of the assets of the Fund allocated to MAI since the Fund's inception in 2014.

WINTON CAPITAL US LLC ("WINTON")
David Winton Harding, Chief Executive Officer of Winton's parent company, Winton Capital Group Limited, has been primarily responsible for advising the portion of the Fund allocated to Winton since the Fund's inception in 2014.

Matthew David Beddall, Chief Investment Officer of Winton Capital Group Limited, has been primarily responsible for advising the portion of the Fund allocated to Winton since the Fund's inception in 2014.

PURCHASE AND SALE OF FUND SHARES
--------------------------------------------------------------------------------

To purchase Investor Class shares or Institutional Class shares of the Fund for the first time, you must invest at least $2,000 or $10,000, respectively. The Fund may accept investments of smaller amounts in its sole discretion. There is no minimum subsequent investment amount for either Investor Class shares or Institutional Class shares.

If you own your shares directly, you may redeem your shares on any day that the New York Stock Exchange (the "NYSE") is open for business by contacting the Fund directly by mail at: Rothschild Larch Lane Alternatives Fund, c/o DST Systems, Inc., P.O. Box 219009, Kansas City, MO 64121-9009 or by Express Mail to Rothschild Larch Lane Alternatives Fund, c/o DST Systems, Inc., 430 W 7th Street, Kansas City, MO 64105 or telephone at 1-844-RLL-FUND (1-844-755-3863).

If you own your shares through an account with a broker or other financial intermediary, contact that broker or intermediary to redeem your shares. Your broker or financial intermediary may charge a fee for its services in addition to the fees charged by the Fund.

TAX INFORMATION
--------------------------------------------------------------------------------

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, in which case your distribution will be taxed when withdrawn from the tax-deferred account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
--------------------------------------------------------------------------------

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

























                                                                 RLL-SM-001-0400